                                                                    EXHIBIT 24.1
                                                                    ------------

                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Frank A. Solomon and John R. Brintnall, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Integ Incorporated ("Integ") to be filed under the Securities Act of 1933 for the registration of 300,000 shares of Common Stock of Integ in connection with the Integ Incorporated 1997 Employee Stock Purchase Plan, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          Signatures                                            Date
          ----------                                            ----


  /s/  Frank A. Solomon
_______________________________________________________     December 19, 1997
Frank A. Solomon, President, Chief Executive Officer
   (principal executive officer) and Director


 /s/  John R. Brintnall
_______________________________________________________     December 19, 1997
John R. Brintnall, Vice President and Chief Financial
   Officer (principal financial and accounting officer)


 /s/  Mark B. Knudson
_______________________________________________________     December 19, 1997
Mark B. Knudson, Ph.D, Director


 /s/  Frank B. Bennett
_______________________________________________________     December 19, 1997
Frank B. Bennett, Director


 /s/  Terrance G. McGuire
_______________________________________________________     December 19, 1997
Terrance G. McGuire, Director


 /s/  Robert R. Momsen
_______________________________________________________     December 19, 1997
Robert R. Momsen, Director


 /s/  Robert S. Nickoloff
_______________________________________________________     December 19, 1997
Robert S. Nickoloff, Director


 /s/  Walter L. Sembrowich
_______________________________________________________     December 19, 1997
Walter L. Sembrowich, Ph.D, Director


 /s/  Winston R. Wallin
_______________________________________________________     December 19, 1997
Winston R. Wallin, Director